As filed with the Securities and Exchange Commission on August 10, 2011

Registration No. 333-173954

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Florida East Coast Railway Corp.

*And the Subsidiary Guarantors listed in the table below

(Exact name of registrant as specified in its charter)

Delaware	4011	41-2262258
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

7411 Fullerton Street, Suite 100

Jacksonville, Florida 32256

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Corporate Offices)

John Brenholt

Executive Vice President and Chief Financial Officer

c/o Florida East Coast Railway Corp.

7411 Fullerton Street, Suite 100

Jacksonville, Florida 32256

(800) 342-1131

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies of all communications to:

Joseph A. Coco, Esq.

Richard B. Aftanas, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036-6522

(212) 735-3000

(212) 735-2000 (facsimile)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☑ (Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name of Subsidiary Guarantors*	State or Other Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Florida East Coast Railway, L.L.C.	Florida	4011	59-6001115
Florida East Coast Deliveries, LLC	Florida	4011	59-1360532
FEC Highway Services, L.L.C..	Florida	4011	59-3688077

*	Addresses and telephone numbers of principal corporate offices are the same as those of Florida East Coast Railway Corp.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 4 to the Registration Statement on Form S-4 (File No. 333-173954) is filed solely for the purpose of amending Exhibits 5.1 and 5.2 to such Registration Statement and amending “Part II-Item 21. Exhibits and Financial Statement Schedules.”

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Indemnification of Directors and Officers of Florida East Coast Railway Corp.

Section 145 of the Delaware General Corporation Law (the “DGCL”) permits each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation to procure a judgment in its favor to procure a judgment in its favor, by reason of being or having been in any such capacity, if such person acted in good faith in a manner reasonably believed by such person to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 145 of the DGCL further provides that a corporation may indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of any threatened, pending or completed action, suit or proceeding by or in the right of the corporation to procure a judgment in its favor to procure a judgment in its favor, by reason of being or having been in any such capacity, if such person acted in good faith in a manner reasonably believed by such person to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 of the DGCL also allows a corporation to provide contractual indemnification to its directors.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

The Certificate of Incorporation of Florida East Coast Railway Corp., as amended, provides that no director shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. In addition, the Certificate of Incorporation provides that Florida East Coast Railway Corp. shall indemnify its directors to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director of the corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by the Board of Directors.

The bylaws of Florida East Coast Railway Corp. provide that, subject to certain limitations and authorization requirements, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful; provided, however, that no indemnification shall be made in connection with any proceeding brought by or in the right of the corporation where the person involved is adjudged to be liable to the corporation, except to the extent approved by a court. Directors and officers are not entitled to indemnification by the corporation in proceedings initiated by such person as a plaintiff, unless the proceeding was authorized by the Board of Directors. The indemnification provided for in the bylaws is expressly not exclusive of all other rights to which the person may be entitled.

The bylaws of Florida East Coast Railway Corp. also provide that the corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer for the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability.

Indemnification of Directors and Officers of the Guarantors

Each of Florida East Coast Railway, L.L.C., Florida East Coast Deliveries, LLC and FEC Highway Services, L.L.C. is a limited liability company organized under the laws of the State of Florida. Section 608.4229 of the Florida Limited Liability Company Act (the “FLLCA”) provides that, subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement, a limited liability company shall have the power to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The operating agreement of each of Florida East Coast Deliveries, LLC and FEC Highway Services, L.L.C. exculpates each company’s member, the officers, directors, managers, members, stockholders, partners, employees, affiliates, representatives or agents of such member, and any officer, employee, representative or agent of each company from liability to such company or any other person for any act or omission taken or omitted by such covered persons in the reasonable belief that such act or omission is in or is not contrary to the best interests of such company and is within the scope of authority granted to such covered persons, provided such act or omission does not constitute fraud, willful misconduct, bad faith, or gross negligence. The operating agreement of each of Florida East Coast Deliveries, LLC and FEC Highway Services, L.L.C. also provides that, to the fullest extent permitted by law, each company shall indemnify and hold harmless such covered persons from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, whether criminal, administrative or investigative, in which a covered person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management of the affairs of such company or which relates to or arises out of such company or its property, business or affairs. A covered person shall not be entitled to indemnification with respect to (i) any claim with respect to which such covered person has engaged in fraud, willful misconduct, bad faith or gross negligence or (ii) any claim initiated by such covered person unless such claim (or part thereof) (A) was brought to enforce such covered person’s rights to indemnification hereunder or (B) was authorized or consented to by the member of the applicable company.

The operating agreement of Florida East Coast Railway, L.L.C. provides that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding by reason of the fact the he or she is or was a manager or officer of the company or is or was serving at the request of the company as a manager, officer, employee or agent of another corporation or of a partnership, joint venture, trust, limited liability company or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a manager, officer, employee or agent or any other capacity while serving as a manager, officer, employee or agent, shall be indemnified and held harmless by the company to the fullest extent authorized by the Florida Limited Liability Company Act against all expense, liability and loss reasonably incurred or suffered in connection therewith. The indemnification provided for in the operating agreement is expressly not exclusive of all other rights to which the person may be entitled.

The operating agreement of Florida East Coast Railway, L.L.C. also provides that the company may maintain insurance, at its expense, to protect itself and any manager, officer, employee or agent of the company or another corporation, partnership, joint venture, trust, limited liability company or other enterprise against any expense, liability or loss, whether or not the company would have the power to indemnify such person against such expense, liability or loss under the Florida Limited Liability Company Act.

Item 21.	Exhibits and Financial Statement Schedules.

Exhibits

Certain of the agreements included as exhibits to this prospectus contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit	Description
2.1*	Membership Interest Purchase Agreement, dated as of December 31, 2007, by and among, FECR Rail Corp., Florida East Coast Industries, Inc., FECI Company, Florida East Coast Railway, L.L.C. and FEC Highway Services, L.L.C.

3.1*	Certificate of Incorporation of Florida East Coast Railway Corp.

3.2*	Bylaws of Florida East Coast Railway Corp.

3.3*	Articles of Organization of Florida East Coast Railway, L.L.C.

3.4*	Operating Agreement of Florida East Coast Railway, L.L.C.

3.5*	Articles of Organization of Florida East Coast Deliveries, LLC.

3.6*	Operating Agreement of Florida East Coast Deliveries, LLC.

3.7*	Articles of Organization of FEC Highway Services, L.L.C.

3.8*	Operating Agreement of FEC Highway Services, L.L.C.

Exhibit	Description
4.1*	Indenture, dated as of January 25, 2011 by and among, Florida East Coast Railway Corp., the guarantors named therein and Wells Fargo Bank, National Association.

4.2*	Registration Rights Agreement, relating to the 8 1/8% Senior Secured Notes due 2017, dated as of January 25, 2011, by and among, Florida East Coast Railway Corp., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.3*	Form of 8 1/8% Senior Secured Notes due 2017 (included as part of Exhibit 4.1).

5.1**	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2**	Opinion of Shutts & Bowen LLP.

10.1*	Credit Agreement, dated as of January 25, 2011, by and among, Florida East Coast Railway Corp., Bank of America, N.A., as administrative agent, and Merrill Lynch, Pierce, Fenner, & Smith Incorporated, as sole lead arranger and sole bookrunner, and a syndicate of financial institutions and institutional lenders.

10.2*	Assumption Agreement, dated as of March 15, 2011, by and between Miami Dade County and Florida East Coast Railway, L.L.C.

10.3*	Amended and Restated Lease Agreement, dated as of January 1, 2011, by and between FDG Hialeah LLC and Florida East Coast Railway, L.L.C.

10.4*	Employment Agreement, dated as of May 24, 2011, by and among Florida East Coast Railway, L.L.C., FECR Rail Corp. and James R. Hertwig.

10.5*	Employment Agreement, dated as of November 8, 2010, by and among Florida East Coast Railway, L.L.C., FECR Rail Corp. and John A. Brenholt.

10.6*	Employment Agreement, dated as of December 6, 2010, by and among Florida East Coast Railway, L.L.C., FECR Rail Corp. and Joel Haka.

10.7*	Employment Agreement, dated as of December 8, 2010, by and among Florida East Coast Railway, L.L.C., FECR Rail Corp. and Husein Cumber.

10.8*	Summary of Employment Terms, dated January 6, 2011, between Florida East Coast Railway, L.L.C. and Kim Cooper.

10.9*	Form of Consulting Agreement.

10.10*	Form of Restricted Stock Unit Award Agreement.

10.11*	Consulting Agreement, dated as of October 1, 2009, by and among FECR Rail Corp., Florida East Coast Railway, L.L.C. and Clyde Preslar.

10.12*	Consulting Agreement, dated as of October 1, 2009, by and among FECR Rail Corp., Florida East Coast Railway, L.L.C. and John E. Giles.

10.13*	Employee Services Agreement, effective as of January 1, 2010, by and between Florida East Coast Railway, L.L.C. and RailAmerica, Inc.

10.14*	Form of Amendment to Restricted Stock Unit Award Agreement.

12.1*	Computation of Earnings to Fixed Charges.

21.1*	List of Subsidiaries.

23.1**	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2**	Consent of Shutts & Bowen LLP. (included in Exhibit 5.2).

23.3*	Consent of Ernst & Young LLP.

Exhibit	Description
25.1*	Statement of Eligibility of Statement of Eligibility of Wells Fargo, National Association, Trustee, as set forth on Form T-1.

99.1*	Form of Letter of Transmittal.

99.2*	Form of Letter to Clients.

99.3*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

*	Previously filed.
**	Filed herewith.

Item 22.	Undertakings

The undersigned registrant hereby undertakes:

1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(b) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

7) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

8) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida on August 10, 2011.

FLORIDA EAST COAST RAILWAY CORP.

By:	/S/ JOHN BRENHOLT
Name: Title:	John Brenholt Executive Vice President and Chief Financial Officer

SIGNATURES AND POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James R. Hertwig and John Brenholt and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* James R. Hertwig	President and Chief Executive Officer (principal executive officer)	August 10, 2011

/S/ JOHN BRENHOLT John Brenholt	Executive Vice President and Chief Financial Officer (principal financial officer and accounting officer)	August 10, 2011

* Wesley R. Edens	Director	August 10, 2011

* Joseph Adams, Jr	Director	August 10, 2011

* Randal A. Nardone	Director	August 10, 2011

*/S/ JOHN BRENHOLT John Brenholt Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida on August 10, 2011.

FLORIDA EAST COAST RAILWAY, L.L.C.

By:	/S/ JOHN BRENHOLT
Name: Title:	John Brenholt Executive Vice President and Chief Financial Officer

SIGNATURES AND POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James R. Hertwig and John Brenholt and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* James R. Hertwig	President, Chief Executive Officer and Manager (principal executive officer)	August 10, 2011

/S/ JOHN BRENHOLT John Brenholt	Executive Vice President and Chief Financial Officer and Manager (principal financial officer and accounting officer)	August 10, 2011

* Robert B. Ledoux	Vice President, General Counsel and Secretary and Manager	August 10, 2011

*/S/ JOHN BRENHOLT John Brenholt Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida on August 10, 2011.

FEC HIGHWAY SERVICES, L.L.C.[1]

By:	/S/ JOHN BRENHOLT
Name: Title:	John Brenholt Executive Vice President and Chief Financial Officer

SIGNATURES AND POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James R. Hertwig and John Brenholt and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	Florida East Coast Railway Corp., as sole member /S/ JOHN BRENHOLT	Sole Member	August 10, 2011
Name:	John Brenholt
Title:	Executive Vice President and Chief Financial Officer

	*	President, Chief Executive Officer (principal executive officer)	August 10, 2011
James R. Hertwig

	/S/ JOHN BRENHOLT	Executive Vice President and Chief Financial Officer (principal financial officer and accounting officer)	August 10, 2011
John Brenholt

	*	Vice President, General Counsel and Secretary	August 10, 2011
Robert B. Ledoux

*/S/ JOHN BRENHOLT
John Brenholt Attorney-in-Fact

[1]	FEC Highway Services, L.L.C. is a single member limited liability company managed by its sole member, Florida East Coast Railway Corp.

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida on August 10, 2011.

FLORIDA EAST COAST DELIVERIES, LLC[1]

By:	/S/ JOHN BRENHOLT
Name: Title:	John Brenholt Executive Vice President and Chief Financial Officer

SIGNATURES AND POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James R. Hertwig and John Brenholt and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	Florida East Coast Railway, L.L.C. as sole member /S/ JOHN BRENHOLT	Sole Member	August 10, 2011
Name:	John Brenholt
Title:	Executive Vice President and Chief Financial Officer

	*	President, Chief Executive Officer (principal executive officer)	August 10, 2011
James R. Hertwig

	/S/ JOHN BRENHOLT	Executive Vice President and Chief Financial Officer (principal financial officer and accounting officer)	August 10, 2011
John Brenholt

	*	Vice President, General Counsel and Secretary	August 10, 2011
Robert B. Ledoux

*/S/ JOHN BRENHOLT
John Brenholt Attorney-in-Fact

[1]	Florida East Coast Deliveries, LLC is a single member limited liability company managed by its sole member, Florida East Coast Railway, L.L.C.

EXHIBITS

Exhibit	Description
2.1*	Membership Interest Purchase Agreement, dated as of December 31, 2007, by and among, FECR Rail Corp., Florida East Coast Industries, Inc., FECI Company, Florida East Coast Railway, L.L.C. and FEC Highway Services, L.L.C.

3.1*	Certificate of Incorporation of Florida East Coast Railway Corp.

3.2*	Bylaws of Florida East Coast Railway Corp.

3.3*	Articles of Organization of Florida East Coast Railway, L.L.C.

3.4*	Operating Agreement of Florida East Coast Railway, L.L.C.

3.5*	Articles of Organization of Florida East Coast Deliveries, LLC.

3.6*	Operating Agreement of Florida East Coast Deliveries, LLC.

3.7*	Articles of Organization of FEC Highway Services, L.L.C.

3.8*	Operating Agreement of FEC Highway Services, L.L.C.

4.1*	Indenture, dated as of January 25, 2011 by and among, Florida East Coast Railway Corp., the guarantors named therein and Wells Fargo Bank, National Association.

4.2*	Registration Rights Agreement, relating to the 8 1/8% Senior Secured Notes due 2017, dated as of January 25, 2011, by and among, Florida East Coast Railway Corp., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.3*	Form of 8 1/8% Senior Secured Notes due 2017 (included as part of Exhibit 4.1).

5.1**	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2**	Opinion of Shutts & Bowen LLP.

10.1*	Credit Agreement, dated as of January 25, 2011, by and among, Florida East Coast Railway Corp., Bank of America, N.A., as administrative agent, and Merrill Lynch, Pierce, Fenner, & Smith Incorporated, as sole lead arranger and sole bookrunner, and a syndicate of financial institutions and institutional lenders.

10.2*	Assumption Agreement, dated as of March 15, 2011, by and between Miami Dade County and Florida East Coast Railway, L.L.C.

10.3*	Amended and Restated Lease Agreement, dated as of January 1, 2011, by and between FDG Hialeah LLC and Florida East Coast Railway, L.L.C.

10.4*	Employment Agreement, dated as of May 24, 2011, by and among Florida East Coast Railway, L.L.C., FECR Rail Corp. and James R. Hertwig.

10.5*	Employment Agreement, dated as of November 8, 2010, by and among Florida East Coast Railway, L.L.C., FECR Rail Corp. and John A. Brenholt.

10.6*	Employment Agreement, dated as of December 6, 2010, by and among Florida East Coast Railway, L.L.C., FECR Rail Corp. and Joel Haka.

10.7*	Employment Agreement, dated as of December 8, 2010, by and among Florida East Coast Railway, L.L.C., FECR Rail Corp. and Husein Cumber.

10.8*	Summary of Employment Terms, dated January 6, 2011, between Florida East Coast Railway, L.L.C. and Kim Cooper.

10.9*	Form of Consulting Agreement.

10.10*	Form of Restricted Stock Unit Award Agreement.

10.11*	Consulting Agreement, dated as of October 1, 2009, by and among FECR Rail Corp., Florida East Coast Railway, L.L.C. and Clyde Preslar.

Ex-1

Exhibit	Description
10.12*	Consulting Agreement, dated as of October 1, 2009, by and among FECR Rail Corp., Florida East Coast Railway, L.L.C. and John E. Giles.

10.13*	Employee Services Agreement, effective as of January 1, 2010, by and between Florida East Coast Railway, L.L.C. and RailAmerica, Inc.

10.14*	Form of Amendment to Restricted Stock Unit Award Agreement.

12.1*	Computation of Earnings to Fixed Charges.

21.1*	List of Subsidiaries.

23.1**	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2**	Consent of Shutts & Bowen LLP (included in Exhibit 5.2).

23.3*	Consent of Ernst & Young LLP.

25.1*	Statement of Eligibility of Statement of Eligibility of Wells Fargo, National Association, Trustee, as set forth on Form T-1.

99.1*	Form of Letter of Transmittal.

99.2*	Form of Letter to Clients.

99.3*	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

*	Previously filed.
**	Filed herewith.

Ex-2